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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported)         February 4, 1998
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                           WENDY'S INTERNATIONAL, INC.
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             (Exact name of registrant as specified in its charter)



            Ohio                           1-8116                   31-0785108
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(State or other jurisdiction          (Commission File            (IRS Employer
   of Identification No.)                  Number)                incorporation)


4288 West Dublin-Granville Road, Dublin, Ohio                         43017
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(Address of principal executive offices)                            (Zip Code)



Registrant's telephone number, including area code       (614) 764-3100
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                                 Not Applicable
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         (Former name or former address, if changed since last report.)

                                  Page 1 of 10.
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Item 1.   Changes in Control of Registrant.
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          Not applicable.


Item 2.   Acquisition or Disposition of Assets.
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          Not applicable.


Item 3.   Bankruptcy or Receivership.
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          Not applicable.


Item 4.   Changes in Registrant's Certifying Accountant.
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          Not applicable.


Item 5.   Other Events.
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          On February 4, 1998, the Company issued a press release announcing summary financial results for the fourth quarter and full 1997 fiscal year, certain strategic initiatives and approval of a program to repurchase up to $200 million of the Company's outstanding common shares. The press release is attached hereto as Exhibit 99 and incorporated herein by reference.


Item 6.   Resignations of Registrant's Directors.
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          Not applicable.


Item 7.   Financial Statements and Exhibits.
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          Not applicable.


Item 8.   Change in Fiscal Year.
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          Not applicable.


Item 9.   Sales of Equity Securities Pursuant to Regulation S.
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          Not applicable.

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                                    SIGNATURE
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         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             WENDY'S INTERNATIONAL, INC.

                                              By:  /s/ Frederick R. Reed
                                                  -----------------------------
                                                   Frederick R. Reed
                                                   Chief Financial Officer,
                                                   General Counsel & Secretary

Date:  February 5, 1998
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